ADDENDUM TO
        LICENSING AGREEMENT

         Addendum to Licensing Agreement between Venitech, LLC and Fresh Ideas Media, Inc. dated March 14, 2005 and the Addendum To Licensing Agreement Dated October 30, 2007.

         WHEREAS, Article 6, of the License Agreement, MINIMUM PROFORMANCE BY LICENSEE, as amended, reads as follows:

        ARTICLE 6
        MINIMUM PROFORMANCE BY LICENSEE

         It is hereby understood and agreed that the minimum number of Sub-licensee Agreements that the Licensee is obligated to sell within the first twelve (12) month period starting at the signing of this Agreement shall be three (3). If a minimum of three Sub-licensee Agreements are not sold by the Licensee during the 12 month period, Licensor, at their option, may consider this Agreement null and void and will have the right to sell a License in all or any part of the Territory. For an additional payment of $10,000, Licensee shall not have a minimum number of Sub-licensees for the years of 2006 and 2007. Licensee shall sell a minimum of two (2) Sub-Licensees in 2008 and each year thereafter.

        ARTICLE 6
        MINIMUM PROFORMANCE BY LICENSEE

         It is hereby understood and agreed that the minimum number of Sub-licensee Agreements that the Licensee is obligated to sell within the first twelve (12) month period starting at the signing of this Agreement shall be three (3). If a minimum of three Sub-licensee Agreements are not sold by the Licensee during the 12 month period, Licensor, at their option, may consider this Agreement null and void and will have the right to sell a License in all or any part of the Territory. For an additional payment of $10,000, Licensee shall not have a minimum number of Sub-licensees for the years of 2006 and 2007 and 2008. Licensee shall sell a minimum of two (2) Sub-Licensees in 2009 and each year thereafter.

         This addendum to the above named License Agreement is entered into by the Parties on this the 26 day of December, 2008.

Venitech, LLC

By:  /s/Ruth Daily
     -----------------------
     Ruth Daily - Director


Fresh Ideas Media, Inc.

By:  /s/Phil E. Ray
     -----------------------
     Phil E. Ray - President



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